EX-99.906CERT

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the shareholder report of American Century Quantitative Equity Funds, Inc. (the "Registrant") on Form N-CSR for the period ending June 30, 2018 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 23, 2018

		By:	/s/ Jonathan S. Thomas
Jonathan S. Thomas
President
(chief executive officer)

		By:	/s/ C. Jean Wade
C. Jean Wade
Vice President, Treasurer, and
Chief Financial Officer
(chief financial officer)